Exhibit 99.1

UNION PACIFIC CORPORATION ANNOUNCES

EXTENSION OF EXCHANGE OFFER

FOR IMMEDIATE RELEASE

Omaha, Neb., December 16, 2010 – Union Pacific Corporation (NYSE: UNP; and “Union Pacific” or the “Corporation”) today announced an extension of the offer to exchange up to $375,900,000 of its issued and outstanding 5.78% Notes due 2040 (the “Notes”) for a like principal amount of its 5.78% Notes due 2040, which have been registered under the Securities Act of 1933.

Union Pacific has extended the exchange offer related to the Notes so that it will now expire at 5:00 p.m. New York City time on Monday, December 20, 2010, unless further extended. As of December 15, 2010, over 99% of the $375,900,000 aggregate principal amount of Notes eligible to participate in the exchange offer have been tendered for exchange.

Copies of the exchange offer documents can be obtained by contacting The Bank of New York Mellon Trust Company, N.A., the exchange agent for the exchange offer (the “Exchange Agent”), at (212) 815-3687, Attention: David Mauer. Questions concerning the exchange offer may also be directed to the Exchange Agent at the above number.

This press release is not an offer to exchange the Notes, which may be made only pursuant to the terms of the Letter of Transmittal and Prospectus, each dated November 15, 2010, and related documents (as may be amended from time to time). These documents should be consulted for additional information regarding delivery procedures and the conditions of the exchange offer.

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Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country. Union Pacific serves many of the fastest-growing U.S. population centers and provides Americans with a fuel-efficient, environmentally responsible and safe mode of freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad emphasizes excellent customer service and offers competitive routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Investor contact is Gary Grosz, (402) 544-6175.

Media contact is Donna Kush, (402) 544-3753.

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This press release and related materials may contain statements about the Corporation’s future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements and information should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking statements and information are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements and information. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2009, which was filed with the SEC on February 5, 2010. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements and information speak only as of, and are based only upon information available on, the date of such statements or information. The Corporation assumes no obligation to update forward-looking statements or information to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements or information. If the Corporation does update any such forward-looking statements or information, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements or information.

The statements and information contained in the news releases provided by Union Pacific speak only as of the date issued. Such information by its nature may become outdated, and investors should not assume that the statements and information contained in Union Pacific’s news releases remain current after the date issued. Union Pacific makes no commitment, and disclaims any duty, to update any of this information.

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